Supplement dated October 21, 2009 to the
Class A Shares and Class C Shares Prospectus
dated October 8, 2008,
as previously supplemented on August 14, 2009, June 26, 2009 and November 20, 2008
and the
Class I Shares and Class R Shares Prospectus
dated October 8, 2008,
as previously supplemented on September 14, 2009
and June 26, 2009
of
VAN KAMPEN RETIREMENT STRATEGY TRUST,
on behalf of each of its series,
Van Kampen 2050 Retirement Strategy Fund
Van Kampen 2045 Retirement Strategy Fund
Van Kampen 2040 Retirement Strategy Fund
Van Kampen 2035 Retirement Strategy Fund
Van Kampen 2030 Retirement Strategy Fund
Van Kampen 2025 Retirement Strategy Fund
Van Kampen 2020 Retirement Strategy Fund
Van Kampen 2015 Retirement Strategy Fund
Van Kampen 2010 Retirement Strategy Fund
Van Kampen In Retirement Strategy Fund

On October 19, 2009, Morgan Stanley & Co. Incorporated (“Morgan Stanley”), the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause each Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, it is expected that each Fund’s Board of Trustees (together the “Boards”) will be asked to consider and approve changes to each Fund. If such changes require shareholder approval, such changes will be submitted to the shareholders of such Fund.

The Prospectus is also hereby supplemented as follows:

The footnote labeled “*” to the fee and expense table in the section entitled “Fees and Expenses of the Funds” is hereby deleted in its entirety and replaced with the following:

*	The Funds’ investment adviser intends to voluntarily waive or reimburse all or a portion of each Fund’s other direct expenses (i.e., “direct” expenses are those expenses incurred directly by each Fund and include the above line items “management fees,” “distribution and/or service (12b-1) fees” and “other expenses”; and direct expenses do not include the above line item “Acquired Fund (i.e., Underlying Funds) fees and expenses”, as those are expenses incurred indirectly by each Fund in connection with each of its investments in such Acquired Funds) such that the aggregate expenses to be paid with respect to the above line items “management fees” and “other expenses” net of waivers/reimbursements for fiscal year ended August 31, 2009 do not exceed the following amounts:

										In
	2050	2045	2040	2035	2030	2025	2020	2015	2010	Retirement

Class A Shares	0.01%	0.03%	0.03%	0.04%	0.13%	0.16%	0.18%	0.17%	0.13%	0.22%
Class C Shares	0.01%	0.03%	0.03%	0.04%	0.13%	0.16%	0.18%	0.17%	0.13%	0.22%

The fee waivers or expense reimbursements can be terminated at any time at the discretion of the Fund’s investment adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RSSPT1 10/09